EXHIBIT 99.2

APPENDIX C1

LIQUIDATION ANALYSIS

Pursuant to section 1129(a)(7) of the Bankruptcy Code (often called the “Best Interests Test”), each holder of an impaired Claim or equity Interest must either (a) accept the Plan or (b) receive or retain under the Plan property of a value, as of the Plan’s Effective Date, that is not less than the value such non-accepting holder would receive or retain if the Debtors were to be liquidated under Chapter 7 of the Bankruptcy Code on the Effective Date. In determining whether the Best Interests Test has been met, the first step is to determine the dollar amount that would be generated from a hypothetical liquidation of the Debtors’ assets in Chapter 7. The gross amount of cash available would be the sum of the proceeds from the disposition of the Debtors’ assets and the cash held by the Debtors at the commencement of their Chapter 7 cases. Such amount then would be reduced by the costs and expenses of the liquidation. Prior to determining whether the Best Interests Test has been met, available cash and asset liquidation proceeds would first be applied to secured claims and amounts necessary to satisfy Administrative, Tax, and Priority Claims that are senior to General Unsecured Claims, including any incremental Administrative Claims that may result from the termination of the Debtors’ business and the liquidation of their assets. Any remaining cash would be available for distribution to general unsecured creditors and shareholders in accordance with the distribution hierarchy established by section 726 of the Bankruptcy Code.

The Liquidation Analysis below reflects the estimated cash proceeds, net of liquidation-related costs that would be available to the Debtors’ creditors if they were to be liquidated in Chapter 7 cases. Underlying the Liquidation Analysis are a number of estimates and assumptions regarding liquidation proceeds that, although developed and considered reasonable by management, Lazard and the Debtors’ legal advisors, are inherently subject to significant business, economic and competitive uncertainties and contingencies beyond the control of the Company and its management. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE VALUES REFLECTED IN THE LIQUIDATION ANALYSIS WOULD BE REALIZED IF THE DEBTORS (TOGETHER WITH THE NON-DEBTOR SUBSIDIARIES) WERE, IN FACT, TO UNDERGO SUCH A LIQUIDATION, AND ACTUAL RESULTS COULD VARY MATERIALLY FROM THOSE SHOWN HERE.

The following Liquidation Analysis should be read in conjunction with the accompanying notes.

[1]	The information set forth in this Appendix “C” is preliminary and subject to further modification and supplementation. It is anticipated that the Plan and Disclosure Statement may be further modified or supplemented as may be appropriate to conform to certain financial information contained herein to the extent such information may be more current than that set forth in the Plan and Disclosure Statement filed on December 31, 2005.

IMPORTANT CONSIDERATIONS AND ASSUMPTIONS

1. Treatment of Each of the Debtors. The Liquidation Analysis has been prepared on a Debtor-by-Debtor basis consistent with the deconsolidated structure of the Plan. Accordingly, claims have been identified and allocated, by class, to each of the Debtors and the analysis assumes that that liquidation proceeds would be distributed in accordance with Bankruptcy Code sections 726 and 1129(b).

The following Debtors are not included in this analysis as they are believed to have de minimus claims and assets: Engineered Yarns America, Inc., Falcon Foam Corp., Integrex Ventures LLC, Integrex Professional Services LLC, Integrex Supply Chain Solutions LLC, Integrex Testing Systems LLC, Homexperts LLC, Jefferson Holdings, Inc., and Owens Corning Overseas Holdings, Inc.

The Liquidation Analysis has been prepared assuming that, as described in greater detail in the Plan, certain Non-Debtor Subsidiaries (IPM Inc., Vytec Corp., and Owens-Corning Fiberglas Sweden, Inc.) may file for relief under Chapter 11 of the Bankruptcy Code, and that their cases would also be converted to Chapter 7.

In addition, certain foreign Non-Debtor Subsidiaries which are wholly owned subsidiaries of Owens Corning Delaware have been aggregated in a separate analysis titled as “All Other OCD Non-Debtors”, with the residual equity value of such subsidiaries included in the liquidation value of Owens Corning Delaware. Similarly, certain foreign Non-Debtor Subsidiaries (including Owens-Corning Sweden, Inc.) which are wholly owned subsidiaries of IPM Inc. have been aggregated in a separate analysis titled as “All Other IPM Non-Debtors” and the residual equity value of these subsidiaries included in the liquidation value of IPM.

2. Liquidation of the Debtors. This liquidation analysis assumes it would not be possible to sell Owens Corning Delaware as a going concern in a Chapter 7 case, precipitating the shutdown of both Debtor and Non-Debtor Subsidiaries. Consistent with previous disclosure statement proceedings before this Court, this liquidation analysis also assumes no rational purchaser would be willing to assume the risk of billions of dollars in potential tort liability based on mere legal arguments or even court decisions on such issues, especially when the purchaser could not predict in which jurisdiction successor liability claims would be brought. The Plan Proponents and Lazard have therefore assumed that a Chapter 7 trustee would be forced to sell assets in a traditional “bricks and mortar” liquidation with the loss of most if not all “going-concern” value attributable to the Debtors’ assets.

The Liquidation Analysis was prepared by Lazard with the assistance of management and the Debtors’ other advisors, and assumes that the Debtors’ cases would convert to Chapter 7 as of December 31, 2005. The analysis assumes that the Debtors would begin to wind-down daily operations immediately and that all manufacturing operations would be closed and secured within sixty days. During this period, the Debtors would notify employees of their pending termination under the WARN Act. During the sixty-day period, all employees would be expected to assist with the wind-down and securing of the facilities. All hourly employees would be terminated after the sixty-day period. Approximately 85% of corporate employees would be terminated after the sixty-day period and the remaining employees would assist with the wind-down of the operations including the collection of receivables and the sale of inventory. Approximately 15% of the corporate employees would remain until the end of the fourth month, and 5% of the employees would remain until the end of the twelve months.

The Liquidation Analysis assumes that the liquidation of the Debtors would commence under the direction of a Court-appointed Chapter 7 trustee and continue for 24 months, during which time all of the Company’s major assets would be sold and the cash proceeds, net of liquidation-related costs, would be distributed to creditors. The Debtors have assumed that the collection of receivables, sale of assets, and wind-down of operations would be substantially concluded within a twelve-month period. The Debtors have also assumed that the Chapter 7 trustee would need an additional twelve months to complete the liquidation process, resolve litigation and determine a mechanism for distributing liquidation proceeds to thousands of asbestos plaintiffs and other creditors. There can be no assurances that all assets would be completely liquidated during this time period.

The liquidation analysis was prepared based upon a review of the Debtors’ assets and estimates of hypothetical liquidation values were determined primarily by assessing classes of assets. For the preparation of this analysis, the Debtors did not retain third party experts to value individual assets. The Liquidation Analysis assumes that there are no proceeds from the recoveries of any potential preferences, fraudulent conveyances, or other causes of action.

3. Treatment of the Non-Debtor Subsidiaries. As noted above, the Liquidation Analysis assumes that the conversion to Chapter 7 by the Debtors would result in the insolvency of the Non-Debtor Subsidiaries and a cessation of operations. Accordingly, the Liquidation Analysis also assumes the orderly liquidation of the Non-Debtor Subsidiaries. This assumption is premised on several factors including the following:

•	Owens Corning’s operations are organized based on a centralized management structure. As a result, the Non-Debtor Subsidiaries have minimal management structure and rely upon Owens Corning’s corporate staff to perform much of their administrative and accounting functions.

•	Production is optimized based upon a global sourcing matrix. As a result, each of the Non-Debtor Subsidiaries, both individually and collectively, represents only a portion of the global portfolio of products sold by Owens Corning.

•	Generally, customer relationships are handled on a global basis by the Debtors’ employees from its Toledo headquarters and not by the Non-Debtor Subsidiaries. The liquidation of the Debtors would likely result in a significant erosion in the level of orders placed by customers on a global basis, thereby significantly eroding the financial performance of the Non-Debtor Subsidiaries.

•	The withdrawal of financial and managerial support provided by the Debtors would likely lead to an unwillingness by local vendors to extend payment terms to the Non-Debtor Subsidiaries, thereby leading to liquidity issues.

•	The Directors of many of the individual Non-Debtor Subsidiaries would be required to place their legal entities into administrative proceedings unless alternative local financing sources were procured. It is likely that the cash management program currently in place among the Non-Debtor Subsidiaries would be discontinued in the event of the liquidation of the Debtors.

For purposes of this analysis, it was assumed that inter-company liabilities owed by the foreign Non-Debtor entities to the Debtors would be treated by European and Asian Administrators as subordinate to third party liabilities. Accordingly, the estimated recovery to the Debtors from the orderly liquidation of the Non-Debtor Subsidiaries assumes that the Debtors’ inter-company claims are subordinated to those of third party creditors of the Non-Debtor Subsidiaries. The residual value of Non-Debtor entities which are wholly owned by Owens Corning Delaware and IPM Inc. are reflected in the analysis.

4. Allocation of Bank Claims and Recoveries by Debtor

As discussed in the Plan, the following Debtors are guarantors of the pre-petition Bank Credit Facility: Exterior Systems Inc., Fibreboard Corp., Integrex Inc., IPM Inc., Owens Corning Delaware, OC Fiberglass Technology, Soltech, and Vytec Corp. For purposes of the liquidation analysis, a bank claim in the amount of $1.544 billion has been reflected for each of the guarantors. In addition, with respect to IPM Inc. and Vytec, the claim amount has been increased to $2.282 billion to account for post-filing interest and fees.

The recoveries to holders of bank claims would be as follows:

Borrower/Guarantor	Claim ($)	% Recovery	Value ($)
Owens Corning Delaware	1,544.3	5.0%	76.6
Owens Corning Fiberglass Tech	1,544.3	42.2%	651.5
Integrex	1,544.3	13.7%	212.0
Soltech	1,544.3	1.5%	23.2
Vytec	2,282.0	0.0%	0.0
Fibreboard	1,544.3	1.0%	15.1
Exterior Systems	1,544.3	15.3%	236.4
IPM	2,282.0	14.8%	337.5

Total	1,544.3	100.5%	1,552.3

5. Execution Risk of a Liquidation. A liquidation of Owens Corning would be unprecedented in scale and scope. The assets of the Debtors and Non-Debtor Subsidiaries include billions of dollars worth of manufacturing assets which utilize proprietary technology and are strategically placed worldwide to create an integrated product sourcing matrix. The assets are located throughout the world, cross many national borders, and would be subject to the laws of numerous states within the United States and numerous foreign jurisdictions. Given the complexity of such an undertaking, the Debtors believe significant execution risk exists if a liquidation were actually pursued. The Debtors are not aware of any successful liquidation of similar magnitude or complexity.

Net Liquidation Proceeds and Recoveries by Debtor

Hypothetical Liquidation Analysis Owens Corning Delware

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$917.2	100.0%	100.0%	$917.2	$917.2
Accounts Receivable, Net (c)	415.8	65.0%	75.0%	270.3	311.9
Inventory (d)	367.1	40.0%	50.0%	146.8	183.5
Net Property, Plant & Equipment: Land (e)	34.7	100.0%	100.0%	34.7	34.7
Net Property, Plant & Equipment: Alloy Metals (e)	207.0	302.9%	302.9%	627.0	627.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	1,030.1	10.0%	20.0%	103.0	206.0
Restricted Cash (f)	189.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	602.1	24.2%	24.2%	145.9	145.9

Total	$3,763.1			$2,244.9	$2,426.2

Payroll/Overhead Related to Wind-down Costs (h)				$(165.8)	$(165.8)
Professional Fees (h)				(15.0)	(15.0)
Trustee/Administrator Fees (h)		3.0%	3.0%	(67.3)	(72.8)

Total Costs Associated with Liquidation				(248.2)	(253.6)

Net Estimated Proceeds Available for Distribution to Stakeholders				$1,996.7	$2,172.6
Mid-Point Estimate				$2,084.7

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			(956.6)
Net Recovery on Pre-Petition Inter-Company Receivables (i)			170.9
Residual Equity Value of Owned Subsidiaries (i)			51.6

Net Estimated Proceeds Available for Distribution to Stakeholders			$1,350.6

Secured Claims (j)	12.9	100.0%	12.9
Administrative/Priority Claims (k)	765.0	100.0%	765.0

Net Estimated Proceeds Available to Unsecured Claimants			$572.7

Bank Claims	1,544.3	5.0%	76.6
Bond Claims	1,389.2	5.0%	68.9
General Unsecured Claims	212.3	5.0%	10.5

Total Senior Unsecured Claims (l)	$3,145.8	5.0%	$156.0

General Unsecured Claims	826.8	4.6%	37.7
Asbestos Claims	6,811.0	4.6%	310.4
Inter-Company Claims	1,504.0	4.6%	68.6
Subordinated Unsecured Claims	276.6	0.0%	0.0

Total Junior Unsecured Claims (l)	$9,418.4	4.4%	$416.7

Residual Value			(0.0)

Hypothetical Liquidation Analysis: Owens Corning Fiberglass Tech

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	0.0	65.0%	75.0%	0.0	0.0
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.2	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	25.0	50.0

Total	$0.2			$25.0	$50.1

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.8)	($1.5)

Net Estimated Proceeds Available for Distribution to Stakeholders				$24.3	$48.6
Mid-Point Estimate				$36.4

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			795.1
Net Recovery on Pre-Petition Inter-Company Receivables (i)			35.8
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$867.3

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$867.3

Bank Claims	1,544.3	42.2%	651.5
Bond Claims	0.0	42.2%	0.0
General Unsecured Claims	0.2	42.2%	0.1

Total Senior Unsecured Claims (l)	$1,544.5	42.2%	$651.6

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	511.5	42.2%	215.8
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$511.5	42.2%	$215.8

Residual Value			0.0

Hypothetical Liquidation Analysis: Integrex

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	0.0	65.0%	75.0%	0.0	0.0
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	1.0	10.0%	20.0%	0.1	0.2
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$1.0			$0.1	$0.2

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.0)	($0.0)

Net Estimated Proceeds Available for Distribution to Stakeholders				$0.1	$0.2
Mid-Point Estimate				$0.1

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			(4.4)
Net Recovery on Pre-Petition Inter-Company Receivables (i)			334.7
Residual Equity Value of Owned Subsidiaries (i)			(0.0)

Net Estimated Proceeds Available for Distribution to Stakeholders			$330.4

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$330.4

Bank Claims	1,544.3	13.7%	212.0
Bond Claims	0.0	13.7%	0.0
General Unsecured Claims	4.5	13.7%	0.6

Total Senior Unsecured Claims (l)	$1,548.8	13.7%	$212.7

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	857.6	13.7%	117.8
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$857.6	13.7%	$117.8

Residual Value			0.0

Hypothetical Liquidation Analysis: Soltech

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$5.2	100.0%	100.0%	$5.2	$5.2
Accounts Receivable, Net (c)	10.9	65.0%	75.0%	7.1	8.1
Inventory (d)	4.0	40.0%	50.0%	1.6	2.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	4.7	10.0%	20.0%	0.5	0.9
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$24.7			$14.3	$16.3

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.4)	($0.5)

Net Estimated Proceeds Available for Distribution to Stakeholders				$13.9	$15.8
Mid-Point Estimate				$14.8

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			10.1
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$24.9

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	1.4	100.0%	1.4

Net Estimated Proceeds Available to Unsecured Claimants			$23.5

Bank Claims	1,544.3	1.5%	23.2
Bond Claims	0.0	1.5%	0.0
General Unsecured Claims	1.7	1.5%	0.0

Total Senior Unsecured Claims (l)	$1,546.0	1.5%	$23.2

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	17.6	1.5%	0.3
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$17.6	1.5%	$0.3

Residual Value			0.0

Hypothetical Liquidation Analysis: CDC

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$1.3	100.0%	100.0%	$1.3	$1.3
Accounts Receivable, Net (c)	2.2	65.0%	75.0%	1.5	1.7
Inventory (d)	0.9	40.0%	50.0%	0.4	0.5
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.3	10.0%	20.0%	0.0	0.1
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$4.8			$3.2	$3.5

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.1)	($0.1)

Net Estimated Proceeds Available for Distribution to Stakeholders				$3.1	$3.4
Mid-Point Estimate				$3.3

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			(3.0)
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$0.3

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			0.3

Bank Claims	0.0	NA	0.0
Bond Claims	0.0	27.8%	0.0
General Unsecured Claims	0.7	27.8%	0.2

Total Senior Unsecured Claims (l)	$0.7	27.8%	$0.2

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	0.4	27.8%	0.1
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$0.4	27.8%	$0.1

Residual Value			0.0

Hypothetical Liquidation Analysis: OC HT

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	0.0	65.0%	75.0%	0.0	0.0
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.2	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$0.2			$0.0	$0.0

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.0)	($0.0)

Net Estimated Proceeds Available for Distribution to Stakeholders				$0.0	$0.0
Mid-Point Estimate				$0.0

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			16.2
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			(0.0)

Net Estimated Proceeds Available for Distribution to Stakeholders			$16.2

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$16.2

Bank Claims	0.0	NA	0.0
Bond Claims	0.0	100.0%	0.0
General Unsecured Claims	0.8	100.0%	0.8

Total Senior Unsecured Claims (l)	$0.8	100.0%	$0.8

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	6.6	100.0%	6.6
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$6.6	100.0%	$6.6

Residual Value			$8.8

Hypothetical Liquidation Analysis: OC Remodeling

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	3.2	65.0%	75.0%	2.1	2.4
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.1	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$3.3			$2.1	$2.4

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.1)	($0.1)

Net Estimated Proceeds Available for Distribution to Stakeholders				$2.0	$2.4
Mid-Point Estimate				$2.2

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			(0.3)
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$1.9

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	3.0	63.9%	1.9

Net Estimated Proceeds Available to Unsecured Claimants			0.0

Bank Claims	0.0	NA	0.0
Bond Claims	0.0	NA	0.0
General Unsecured Claims	0.0	NA	0.0

Total Senior Unsecured Claims (l)	$0.0	NA	$0.0

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	1.8	0.0%	0.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$1.8	0.0%	$0.0

Residual Value			0.0

Hypothetical Liquidation Analysis: Vytec

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$32.6	100.0%	100.0%	$32.6	$32.6
Accounts Receivable, Net (c)	0.3	65.0%	75.0%	0.2	0.2
Inventory (d)	5.6	40.0%	50.0%	2.3	2.8
Net Property, Plant & Equipment: Land (e)	0.4	100.0%	100.0%	0.4	0.4
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	9.0	10.0%	20.0%	0.9	1.8
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$48.0			$36.4	$37.9

Trustee/Administrator Fees (h)		3.0%	3.0%	($1.1)	($1.1)

Net Estimated Proceeds Available for Distribution to Stakeholders				$35.3	$36.7
Mid-Point Estimate				$36.0

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			(36.9)
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.3
Residual Equity Value of Owned Subsidiaries (i)			0.6

Net Estimated Proceeds Available for Distribution to Stakeholders			$0.0

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$0.0

Bank Claims	2,282.0	0.0%	0.0
Bond Claims	0.0	NA	0.0
General Unsecured Claims	0.0	NA	0.0

Total Senior Unsecured Claims (l)	$2,282.0	0.0%	$0.0

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	0.0	NA	0.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$0.0	0.0%	$0.0

Residual Value			0.0

Hypothetical Liquidation Analysis: Fibreboard

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	0.0	65.0%	75.0%	0.0	0.0
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.0	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$0.0			$0.0	$0.0

Trustee/Administrator Fees (h)		3.0%	3.0%	$0.0	$0.0

Net Estimated Proceeds Available for Distribution to Stakeholders				$0.0	$0.0
Mid-Point Estimate				$0.0

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			(8.6)
Net Recovery on Pre-Petition Inter-Company Receivables (i)			43.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$34.4

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$34.4

Bank Claims	1,544.3	1.0%	15.1
Bond Claims	0.0	1.0%	0.0
General Unsecured Claims	4.4	1.0%	0.0

Total Senior Unsecured Claims (l)	$1,548.7	1.0%	$15.1

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	1,772.0	1.0%	17.3
Inter-Company Claims	202.9	1.0%	2.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$1,974.9	1.0%	$19.3

Residual Value			0.0

Hypothetical Liquidation Analysis: Fibreboard Trust

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	0.0	65.0%	75.0%	0.0	0.0
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.0	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	1,428.0	100.0%	100.0%	1,428.0	1,428.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$1,428.0			$1,428.0	$1,428.0

Trustee/Administrator Fees (h)				$0.0	$0.0

Net Estimated Proceeds Available for Distribution to Stakeholders				$1,428.0	$1,428.0
Mid-Point Estimate				$1,428.0

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			0.0
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$1,428.0

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$1,428.0

Bank Claims	0.0	NA	0.0
Bond Claims	0.0	NA	0.0
General Unsecured Claims	0.0	NA	0.0

Total Senior Unsecured Claims (l)	$0.0	NA	$0.0

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	3,200.0	44.6%	1,428.0
Inter-Company Claims	0.0	NA	0.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$3,200.0	44.6%	$1,428.0

Residual Value			0.0

Hypothetical Liquidation Analysis: Exterior Systems, Inc.

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$13.4	100.0%	100.0%	$13.4	$13.4
Accounts Receivable, Net (c)	121.3	65.0%	75.0%	78.9	91.0
Inventory (d)	118.3	40.0%	50.0%	47.3	59.2
Net Property, Plant & Equipment: Land (e)	3.2	100.0%	100.0%	3.2	3.2
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	61.7	10.0%	20.0%	6.2	12.3
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$318.0			$148.9	$179.1

Trustee/Administrator Fees (h)		3.0%	3.0%	($4.5)	($5.4)

Net Estimated Proceeds Available for Distribution to Stakeholders				$144.5	$173.7
Mid-Point Estimate				$159.1

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			257.8
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$416.9

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	103.8	100.0%	103.8

Net Estimated Proceeds Available to Unsecured Claimants			$313.1

Bank Claims	1,544.3	15.3%	236.4
Bond Claims	0.0	15.3%	0.0
General Unsecured Claims	63.6	15.3%	9.7

Total Senior Unsecured Claims (l)	$1,607.9	15.3%	$246.1

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	437.7	15.3%	67.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$437.7	15.3%	$67.0

Residual Value			0.0

Hypothetical Liquidation Analysis: IPM Inc.

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$13.3	100.0%	100.0%	$13.3	$13.3
Accounts Receivable, Net (c)	0.0	65.0%	75.0%	0.0	0.0
Inventory (d)	0.0	40.0%	50.0%	0.0	0.0
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.0	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$13.3			$13.3	$13.3

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.4)	($0.4)

Net Estimated Proceeds Available for Distribution to Stakeholders				$12.9	$12.9
Mid-Point Estimate				$12.9

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			0.0
Net Recovery on Pre-Petition Inter-Company Receivables (i)			7.9
Residual Equity Value of Owned Subsidiaries (i)			433.9

Net Estimated Proceeds Available for Distribution to Stakeholders			$454.7

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$454.7

Bank Claims	2,282.0	14.8%	337.5
Bond Claims	0.0	NA	0.0
General Unsecured Claims	0.0	NA	0.0

Total Senior Unsecured Claims (l)	$2,282.0	14.8%	$337.5

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	792.1	14.8%	117.2
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$792.1	14.8%	$117.2

Residual Value			0.0

Hypothetical Liquidation Analysis: All Other IPM Non-Debtors

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$281.7	100.0%	100.0%	$281.7	$281.7
Accounts Receivable, Net (c)	138.5	65.0%	75.0%	90.0	103.9
Inventory (d)	138.1	40.0%	50.0%	55.2	69.0
Net Property, Plant & Equipment: Land (e)	34.8	100.0%	100.0%	34.8	34.8
Net Property, Plant & Equipment: Alloy Metals (e)	31.8	302.9%	302.9%	96.4	96.4
Net Property, Plant & Equipment: Other Fixed Assets (e)	491.0	10.0%	20.0%	49.1	98.2
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$1,116.0			$607.3	$684.1

Trustee/Administrator Fees (h)		3.0%	3.0%	($18.2)	($20.5)

Net Estimated Proceeds Available for Distribution to Stakeholders				$589.1	$663.5
Mid-Point Estimate				$626.3

			Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)					(69.4)
Net Recovery on Pre-Petition Inter-Company Receivables (i)					0.0
Residual Equity Value of Owned Subsidiaries (i)					0.0

Net Estimated Proceeds Available for Distribution to Stakeholders					$556.9

Existing Debt (j)			46.3	100.0%	46.3
Trade Payables (k)			76.7	100.0%	76.7
Administrative/Priority Claims (k)			0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants					$433.9

Bank Claims			0.0	NA	0.0
Bond Claims			0.0	NA	0.0
General Unsecured Claims			0.0	NA	0.0

Total Senior Unsecured Claims (l)			$0.0	NA	$0.0
General Unsecured Claims			0.0	NA	0.0
Asbestos Claims			0.0	NA	0.0
Inter-Company Claims			0.0	NA	0.0
			0.0	NA	0.0

Total Junior Unsecured Claims (l)			$0.0	0.0%	$0.0

Residual Value					$433.9

Hypothetical Liquidation Analysis: All Other OCD Debtors

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$0.0	100.0%	100.0%	$0.0	$0.0
Accounts Receivable, Net (c)	1.0	65.0%	75.0%	0.7	0.8
Inventory (d)	2.2	40.0%	50.0%	0.9	1.1
Net Property, Plant & Equipment: Land (e)	0.0	100.0%	100.0%	0.0	0.0
Net Property, Plant & Equipment: Alloy Metals (e)	0.0	302.9%	302.9%	0.0	0.0
Net Property, Plant & Equipment: Other Fixed Assets (e)	0.0	10.0%	20.0%	0.0	0.0
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$3.2			$1.5	$1.9

Trustee/Administrator Fees (h)		3.0%	3.0%	($0.0)	($0.1)

Net Estimated Proceeds Available for Distribution to Stakeholders				$1.5	$1.8
Mid-Point Estimate				$1.6

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			0.0
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.3
Residual Equity Value of Owned Subsidiaries (i)			(0.0)

Net Estimated Proceeds Available for Distribution to Stakeholders			$1.9

Secured Claims (j)	0.0	NA	0.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$1.9

Bank Claims	0.0	NA	0.0
Bond Claims	0.0	NA	0.0
General Unsecured Claims	0.0	NA	0.0

Total Senior Unsecured Claims (l)	$0.0	NA	$0.0

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	0.0	NA	0.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$0.0	0.0%	$0.0

Residual Value			$1.9

Hypothetical Liquidation Analysis: All Other OCD Non-Debtors

Estimated Liquidation Proceeds

($ in millions)

	Book Value 9/30/2005 (a)	Hypothetical Liquidation Value Range
		Recovery %		Amount
		Low	High	Low	High
Cash and Equivalents (b)	$37.7	100.0%	100.0%	$37.7	$37.7
Accounts Receivable, Net (c)	29.7	65.0%	75.0%	19.3	22.3
Inventory (d)	18.0	40.0%	50.0%	7.2	9.0
Net Property, Plant & Equipment: Land (e)	6.8	100.0%	100.0%	6.8	6.8
Net Property, Plant & Equipment: Alloy Metals (e)	0.4	302.9%	302.9%	1.4	1.4
Net Property, Plant & Equipment: Other Fixed Assets (e)	48.0	10.0%	20.0%	4.8	9.6
Restricted Cash (f)	0.0	0.0%	0.0%	0.0	0.0
Other Assets (g)	0.0	0.0%	0.0%	0.0	0.0

Total	$140.7			$77.2	$86.8

Trustee/Administrator Fees (h)		3.0%	3.0%	($2.3)	($2.6)

Net Estimated Proceeds Available for Distribution to Stakeholders				$74.9	$84.2
Mid-Point Estimate				$79.6

	Claim ($)	% Recovery	Value ($)
Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables (i)			0.0
Net Recovery on Pre-Petition Inter-Company Receivables (i)			0.0
Residual Equity Value of Owned Subsidiaries (i)			0.0

Net Estimated Proceeds Available for Distribution to Stakeholders			$79.6

Existing Debt (j)	23.7	100.0%	23.7
Trade Payables (k)	15.0	100.0%	15.0
Administrative/Priority Claims (k)	0.0	NA	0.0

Net Estimated Proceeds Available to Unsecured Claimants			$40.9

Bank Claims	0.0	NA	0.0
Bond Claims	0.0	NA	0.0
General Unsecured Claims	0.0	NA	0.0

Total Senior Unsecured Claims (l)	$0.0	NA	$0.0

General Unsecured Claims	0.0	NA	0.0
Asbestos Claims	0.0	NA	0.0
Inter-Company Claims	0.0	NA	0.0
Subordinated Unsecured Claims	0.0	NA	0.0

Total Junior Unsecured Claims (l)	$0.0	0.0%	$0.0

Residual Value			$40.9

Notes to Liquidation Analysis

A summary of the assumptions used by Lazard and Debtors’ management in preparing the liquidation analysis is set forth below (Assumptions were assumed to be valid for each of the Debtors unless noted otherwise).

Note A – Book Values as of September 30, 2005

Unless stated otherwise, the book values used in this Liquidation Analysis reflect the unaudited book values as of September 30, 2005 and are assumed to be representative of the Debtors’ assets and liabilities as of December 31, 2005.

Note B – Cash and Cash Equivalents

It is assumed that cash and cash equivalents of approximately $937 million held in Debtor accounts and $365 million held in Non-Debtor accounts as of September 30, 2005, would be 100% collectible. A significant portion of the Non-Debtor cash will be repatriated in the ordinary course pursuant to the American Job Creation Act of 2004. The Liquidation Analysis assumes that approximately $90 million of cash is generated during the fourth quarter of fiscal 2005 and is included as cash held by Owens Corning Delaware.

Note C – Accounts Receivable

Proceeds from the collection of accounts receivable were estimated based upon an analysis of the Debtors’ accounts receivable including a review of the Debtors’ receivables aging schedule. The following collection rates were assumed as part of the analysis: 0-30 days (70%), 31-60 days (50%), 61-90 days (20%), and over 91 days (10%). The weighted average recovery rate based on this methodology was approximately 70%. For purposes of this analysis, Lazard assumed a range of between 65% and 75%.

Note D – Inventory

Inventories are comprised of raw materials, work-in-process, and finished goods. Proceeds from the sale of inventories were estimated based upon a review of the Debtors’ inventories and the likely discount required to induce third parties to purchase and distribute these inventories. A significant portion of the Debtors’ inventories include “high weight / low value” and “high volume / low value” products (for example, an entire truck-load of insulation has a retail value of approximately $9,500). These characteristics increase the costs to an intermediary who is required to pick-up, ship and store the Debtors’ inventories prior to resale. In addition, it is unlikely that the Debtors’ competitors would be interested in purchasing the Debtors’ branded inventories for resale to their own customers (for example, “pink” insulation).

Raw materials inventory and work-in-process were assumed to be recoverable at 20% of book value. Finished goods inventory was assumed to be recoverable at 50% of book value. This methodology resulted in an overall inventory recovery of 42% of book value (excluding the LIFO Reserve). For purposes of this analysis, Lazard assumed a range of between 35% and 45%.

Note E – Property, Plant & Equipment, Net

Property, Plant & Equipment includes land, buildings, machinery and equipment, alloy metals, and construction-in-progress. The orderly liquidation value for land was assumed to be 100% of net book value. The recovery rate on alloy metals was based upon an analysis of the quantity of the alloy’s bases metals, platinum and rhodium. The liquidation value of the alloy was determined based upon current market prices, less a discount for collection and processing costs to separate the alloy into the base metals (approximately 10%). Other Fixed Assets including buildings, machinery and equipment was assumed to have an orderly liquidation value of between 10% and 20%.

Note F – Restricted Cash

Restricted Cash includes the following:

•	Owens Corning Delaware – Restricted cash of $109 million held by law firms on behalf of Owens Corning asbestos plaintiffs is assumed to be not recoverable by the Chapter 7 trustee and is used to reduce Owens Corning Asbestos Personal Injury Claims. Owens Corning Insurance Escrows in the amount of $80 million are assumed to be not recoverable by the Chapter 7 trustee and is used to reduce Owens Corning Asbestos Personal Injury Claims.

•	Fibreboard – The Fibreboard Insurance Settlement Trust with funds totaling $1.301 billion is assumed to be not recoverable by the Chapter 7 trustee and is used to reduce Fibreboard Asbestos Personal Injury Claims. Restricted Cash of $127 million held by law firms on behalf of Fibreboard asbestos plaintiffs is assumed to not be recoverable by the Chapter 7 trustee and is used to reduce Fibreboard Asbestos Personal Injury Claims.

Note G – Other Assets

Other Assets include the following:

•	Owens Corning Delaware – Intangibles include, inter alia, the Owens Corning brand name and various related trade-marks such as the color pink (with respect to insulation products). Based upon a review of royalty rates for commercial and industrial trade-names, the liquidation value of the Owens Corning brand name and related trade marks is estimated to be approximately $75 million. Although this amount is included in the calculation of liquidation value, there is no precedent for determination of the ability to sell the brand name of an enterprise with substantial asbestos liabilities, as the prospective purchaser might anticipate being subjected to litigation. Other Assets include insurance receivable, long-term deposits and hedging assets. Other Assets, not including intangibles, were assumed to be held entirely at Owens Corning Delaware, and were deemed to have a liquidation value of approximately 12% of book value.

•	Owens Corning Fiberglass Technology – The Liquidation Analysis assumes that the patents and proprietary technology would have a value of approximately $25 million to $50 million. The proprietary technology owned by OCFT consists primarily of manufacturing processes and “know-how”. As a result of the cessation of operations and dismantling of the manufacturing facilities, it has been assumed that the liquidation value of the proprietary technology will be significantly impaired.

Note H – Costs Associated with Liquidation

The Liquidation Analysis assumes that all employees are given immediate notice of their pending termination pursuant to the WARN Act. Employees at the facilities are utilized during the sixty-day period to assist with the wind-down and securing of the facilities. Corporate employees are utilized during the sixty-day period to assist with the collection of receivables and the sale of inventory. Total payroll for the Debtors is estimated to total approximately $150 million during the sixty-day period. Following the sixty-day period, it is estimated that 15% of the corporate employees would remain until the end of the fourth month, and 5% would remain until the end of the twelve months. Corporate payroll and overhead costs associated with the liquidation after the sixty-day period were calculated based on a $22 million monthly run-rate which reflects the actual costs for September 2005.

Chapter 7 Trustee Fees include those fees associated with the appointment of a Chapter 7 trustee in accordance with Section 326 of the Bankruptcy Code. Trustee fees are estimated based on historical experience in other similar cases and are calculated at 3% of the total cash generated from non-cash assets during the liquidation. Of course, depending upon the ultimate facts on a case-by-case basis, the costs of liquidation also may include costs of sales, publication notice costs, professional costs and other administrative overhead other than trustee fees.

Chapter 7 Professional Fees include legal and accounting fees incurred during the twenty-four month liquidation period. Monthly professional fees are assumed to be $1.0 million per month for six months and $0.5 million per month for eighteen months.

The costs of administering a Chapter 7 liquidation are estimated as follows:

Corporate payroll & Overhead Costs	$166 million
Trustee Fees	$100 million
Professional Fees	$15 million
Total	$281 million

Note I – Other Sources of Distributable Value

•	Net Recovery (Payment) of Post-Petition Inter-Company Receivables/Payables – For purposes of this analysis, it was assumed that Post-Petition Payables owed between Debtors (on a net basis) are Administrative Claims and are paid in full. For example, Owens Corning Delaware owes approximately $957 million on account of post-petition payables (on a net basis) to other Debtors.

•	Net Recovery on Pre-Petition Inter-Company Receivables – As the Liquidation Analysis is premised on a deconsolidated Plan, each Debtor receives its respective recovery, if any, on account of pre-petition claims at the other Debtors.

•	Residual Equity Value of Owned Subsidiaries – To the extent that a Debtor or Non-Debtor entity has residual equity value, the value of that equity is attributed to the Debtor or Non-Debtor holding such equity.

Note J – Secured Creditor Claims

Secured creditor claims are assumed to be as follows:

•	Owens Corning Delaware – Secured claims include certain industrial revenue bonds and mechanics liens.

Note K – Administrative and Priority Claims

Administrative and priority claims are assumed to be as follows:

•	Owens Corning Delaware – total $765 million and are assumed to include the following:

i.	Administrative and priority claims of $110 million as described in the Plan

ii.	Post-petition letters of credit under the DIP Facility totaling $175 million which are assumed to be drawn as a result of the conversion to Chapter 7;

iii.	Post-petition accounts payable of $277 million;

iv.	Post-petition accrued expenses of $203 million, which has been adjusted to exclude reserves and other accrued expenses unlikely to become claims.

•	Administrative and priority claims at Soltech, CDC, OC Remodeling and Exterior Systems Inc. are comprised of post-petition trade payables and accrued liabilities.

Note L – Pre-petition Unsecured Claims

As discussed in the Plan, unsecured claims at Owens Corning Delaware have been classified as “senior” unsecured claims to the extent they are deemed to benefit from the subordination provisions of certain pre-petition lending arrangements.

As discussed in the Plan, the following Debtors are guarantors of the pre-petition Bank Credit Facility: Exterior Systems Inc., Fibreboard Corp., Integrex Inc., IPM Inc., Owens Corning Delaware, OC Fiberglass Technology, OC Sweden, Soltech, and Vytec Corp. For purposes of the liquidation analysis, a bank claim in the amount of $1.544 billion has been reflected for each of the guarantors. In addition, with respect to IPM Inc. and Vytec, the claim amount has been increased to $2.282 billion to account for post-filing interest and fees.

Pre-petition Unsecured Claims are assumed to be as follows:

•	Owens Corning Delaware

i.	Bank claims (senior) of $1.544 billion, which assumes the $1.475 billion claim amount in the Plan plus an additional $69 million of issued but undrawn pre-petition letters of credit;

ii.	Bond claims of $1.389 billion (senior);

iii.	General unsecured claims (senior) of $212 million, which includes $207 million of claims as included in the Plan, $5 million of claims classified as convenience claims in the Plan;

iv.	General unsecured claims (junior) of $827 million, which includes $77 million of claims as included in the Plan, an additional claim from the PBGC estimated at $450 million, and an additional claim estimated at $300 million related to the rejection of executory contracts and operating leases, including contracts and leases that were previously assumed during the pendancy of these cases;

v.	The OC Asbestos Personal Injury Claims (both current and future claims) are assumed to total $6.811 billion. This amount assumes a gross claim of $7.000 billion less Restricted Cash of $109 million and less OC Asbestos Personal Injury Liability Insurance Assets of $80 million (estimated amounts as of December 31, 2005).

vi.	Inter-Company claims of $1.504 billion (on a net basis between Debtors)

vii.	Subordinated claims of $277 million including $253 million related to an inter-company claim owed to OC Capital Corp. and $23 million related to an inter-company claim owed to OC Funding B.V. Corp.

•	Integrex – For purposes of this analysis, it has been assumed that there are no direct asbestos personal injury claims against Integrex.

•	Fibreboard – The FB Asbestos Personal Injury Claims (both current and future claims) are assumed to total $1.772 billion. This amount assumes a gross claim of $3.200 billion less Restricted Cash of $127 million and less the Fibreboard Insurance Settlement Trust of $1.301 billion (estimated amounts as of December 31, 2005).

•	Fibreboard Trust – The full amount of the Fibreboard Insurance Settlement Trust and the Restricted Cash will be for the benefit of FB Asbestos Personal Injury Claims. As with the estimate of recoveries under the Plan in the Disclosure Statement, the Liquidation Analysis estimates the recovery prior to paying the costs of administering the Fibreboard Insurance Settlement Trust and Restricted cash for the benefit of the FB Asbestos Personal Injury Claims.